CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


         Date of Report
(Date of Earliest Events Reported):                      Commission File Number:
        January 19, 2001                                               000-28453


                                    FORM 8-K

                        Ameri-First Financial Group, Inc.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

       Delaware                                                     84-0849132
------------------------                                         ---------------
(State of Incorporation)                                           (IRS ID No.)


         13663 Jupiter Road, Suite 401, Dallas, Texas           75238
         --------------------------------------------        ----------
           (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: 214-343-9700
                                                    ------------


Item 1. Changes in Control of Registrant.

         In consideration for releasing the Registrant from $1,800,000.00 in debt, evidenced by a Promissory Note that was executed by the Registrant pursuant to the terms of a Mutual Release, Compromise, and Settlement Agreement dated November 1, 2000, Wilkerson Consulting, Inc., a Nevada corporation, was issued 1,000,000 shares of the post reverse split common stock of the Registrant. This stock issuance was effective as of January 20, 2001. Following the issuance of the stock, Wilkerson Consulting, Inc. owned 59.26% (1,000,000 out of 1,687,469 shares) of the issued and outstanding stock of the Registrant.

Item 5. Ohter Events.

         The holders of a majority of the issued and outstanding stock of the Registrant voted to reverse split the common stock of the Registrant on a 1-for-25 basis. This 1-for-25 reverse split was effective as of January 19, 2001.


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

Item 6. Resignations of Registrant's Directors.

         Jeffrey C. Bruteyn, James N. Chatham, and Dennis W. Bowden (the entire Board of Directors of the Registrant) have notified the Registrant of their resignations as directors, officers, employees, and agents of the Registrant. Prior to the resignations of Messrs. Bruteyn, Chatham, and Bowden, James Leath, also a director of the Registrant, died as a result of an unexpected illness.

         Following the resignations of Messrs. Bruteyn, Chatham, and Bowden, pursuant to a written consent executed by stockholders of the Registrant that represent a majority of the issued and outstanding stock of the Registrant, the following parties were elected to serve as the Registrant's Board of Directors:

                             Gary W. Bell
                             C. Keith Wilkerson II
                             Keith D. Newton

         Following the election of the new Board of Directors, the parties named below were elected as the Registrant's officers:

                President:              Gary W. Bell
                Vice President:         C. Keith Wilkerson II
                Secretary:              Keith D. Newton
                Treasurer:              Keith D. Newton



Item 7.  Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        Exhibit No.        Exhibit
        -----------        -------

        Exhibit 99.1 Promissory Note executed by Ameri-First Financial Group, Inc., Ameri-First Securities, Inc., Ameri-First Financial Corporation, Jeffrey C. Bruteyn, and James N. Chatham, payable to Wilkerson Consulting, Inc., in the amount of $1,800,000.00



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

Item 9. Regulation FD Disclosure

         The information contained in Exhibit 99.1 is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMERI-FIRST FINANCIAL GROUP, INC.
                                ---------------------------------
                                (Registrant)



                                By:  /s/  Gary W. Bell
                                   ------------------------------
                                   Gary W. Bell, President



DATE: February 14, 2001
      Dallas, Texas



                                 EXHIBIT INDEX


         Exhibit No.       Exhibit
         -----------       -------

         Exhibit 99.1 Promissory Note executed by Ameri-First Financial Group, Inc., Ameri-First Securities, Inc., Ameri-First Financial Corporation, Jeffrey C. Bruteyn, and James N. Chatham, payable to Wilkerson Consulting, Inc., in the amount of $1,800,000.00


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